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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ______________

                                   FORM 8-K
                                ______________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 24, 2000



                              IVI Checkmate Corp.
            (Exact name of registrant as specified in its charter)


[CAPTION]

        Delaware                               000-29772                                58-2375201
(State or other jurisdiction            (Commission File Number)             (IRS Employer Identification No.)
     of incorporation)



                               1003 Mansell Road
                            Roswell, Georgia 30076
                    (Address of Principal Executive Offices)

                                  770-594-6000
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

      On February 24, 2000, the registrant accepted the resignation of Gregory
A. Lewis as President and Chief Executive Officer of the registrant's United States operations. Mr. Lewis had served as an executive officer of the registrant or one of its predecessors, Checkmate Electronics, Inc., since August 1997. L. Barry Thomson, who is the President, Chief Executive Officer and a director of the registrant, has assumed Mr. Lewis' responsibilities as Chief Executive Officer of the registrant's United States operations.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IVI CHECKMATE CORP.
                                     (Registrant)


Date: February 29, 2000              By /s/ John J. Neubert
                                        ------------------------------------
                                        John J. Neubert
                                        Executive Vice President-Finance
                                        and Administration, Chief Financial
                                        Officer, Treasurer and Secretary